UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2005
Inhibitex, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50772	74-2708737

(State or Other Jurisdiction	(Commission File	(IRS Employee
of Incorporation)	Number)	Identification No.)

8997 Westside Parkway
Alpharetta, GA		30004

(Address of Principal		(Zip Code)
Executive Offices)
(678) 746-1100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED AUGUST 2, 2005

Item 2.02. Results of Operations and Financial Condition.
On August 2, 2005, Inhibitex, Inc. issued a press release announcing its financial results for the second quarter of 2005. A copy of the press release outlining these results is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release dated August 2, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc. (Registrant)
Date: August 4, 2005	By:	/s/ Russell H. Plumb
Russell H. Plumb,
Vice President/Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release dated August 2, 2005